UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 10, 2020
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 3.02	Unregistered Sale of Equity Securities.
On February 10, 2020, BioRestorative Therapies, Inc. (the “Company”) issued an aggregate of 86,284,252 shares of common stock of the Company upon the exercise by the holders of indebtedness in the aggregate amount of $86,284, inclusive of accrued and unpaid interest, of their conversion rights pursuant to their respective convertible promissory notes issued by the Company.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Securities Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019, and September 30, 2019, and Current Reports on Form 8-K filed with the Securities and Exchange Commission, and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

Item 7.01	Regulation FD Disclosure.
On February 11, 2020, pursuant to an Order to Show Cause of the United States District Court of the Eastern District of New York (the “Court”), in the matter of Coventry Enterprises, LLC vs. BioRestorative Therapies, Inc., pending the hearing of the plaintiff’s application for a preliminary injunction, the Court issued a temporary restraining order enjoining the Company from issuing any additional shares of stock except for purposes of fulfilling the plaintiff’s share reserve requests or conversion requests until such reserve requests are fulfilled and enjoining the Company from reserving authorized shares for any other party until the plaintiff’s reserve requests are fulfilled.  A hearing on the matter is scheduled for February 13, 2020.  A copy of the Order to Show Cause is attached hereto as Exhibit 99.1.
The information referenced under Item 7.01 of this Current Report on Form 8-K is being “furnished” under “Item 7.01.  Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information set forth in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Reference is made to Item 7.01.  The inability of the Company to issue shares in connection with the exercise of conversion rights by the holders of outstanding convertible debt may be an event of default pursuant to the provisions of the respective notes and may result in the acceleration of amounts payable pursuant to the notes.  As of February 11, 2010, the outstanding principal amount of convertible debt of the Company is $7,398,899.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Order to Show Cause, dated February 11, 2020, of United States District Court for the Eastern District of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: February 11, 2020	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer